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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    APRIL 20, 2006
                                                 -------------------------------


                         PARKVALE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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
PENNSYLVANIA                                         0-17411                                      25-1556590
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(State or other jurisdiction             (Commission File Number)                              (IRS Employer
of incorporation)                                                                         Identification No.)
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
4220 WILLIAM PENN HIGHWAY, MONROEVILLE, PENNSYLVANIA                                               15146
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(Address of principal executive offices)                                                         (Zip Code)

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Registrant's telephone number, including area code   (412) 373-7200
                                                  ------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  Attached as Exhibit 99.1 is an earnings release for the three and nine months ended March 31, 2006.

                  The Company reported net income for the quarter ended March 31, 2006 of $3.4 million compared to net income of $3.1 million for the quarter ended March 31, 2005. For the nine months ended March 31, 2006, the Company reported net income of $9.8 million compared to net income of $8.5 million for the nine months ended March 31, 2005.

                  The information contained in this Report on Form 8-K is furnished pursant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended except as shall be expressly set forth by specific refernce in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a)    Not applicable.

                  (b)    Not applicable.

                  (c)    The following exhibits are included with this Report:

                         EXHIBIT NO.        DESCRIPTION
                         -----------        -----------

                         99.1               Press Release, dated April 20, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PARKVALE FINANCIAL CORPORATION


                          By: /s/ TIMOTHY G. RUBRITZ
                              -------------------------------------------------
                              Name:Timothy G. Rubritz
                              Title: Vice President and Chief Financial Officer

Date: April 21, 2006